UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 10, 2008

Greenfield Online, Inc.
(Exact name of Company as specified in its charter)

Delaware	000-50698	06-1440369
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
21 River Road
Wilton, CT 06897
(Address of Principal Executive Offices and Zip Code)
(203) 834-8585
(Company’s telephone number, including area code)
N/A
(Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1: PRESS RELEASE
EX-99.2: POWERPOINT PRESENTATIONS
EX-99.3: FREQUENTLY ASKED QUESTIONS
EX-99.4: FORM OF LETTER TO CUSTOMERS

Item 8.01 Other Events.
On September 10, 2008, Greenfield Online, Inc., (the “Company”) issued a Press Release and gave a presentation with respect to the proposed transaction regarding the sale of the Company’s Internet survey solutions business by Microsoft Corporation (“Microsoft”) to ZM Surveys LLC, an entity affiliated with ZM Capital, L.P. (“ZM Capital”), a private equity investment partnership focused on entertainment and media investments, to certain employees of the Company. The Company also presented certain Frequently Asked Questions with respect to the Company’s employees. A copy of the Press Release, the PowerPoint presentation and the Frequently Asked Questions are filed herewith as Exhibits 99.1, 99.2 and 99.3 and are incorporated herein by reference.
In addition, on September 10, 2008, in connection with the proposed transaction between Microsoft and ZM Capital the Company sent a letter to certain customers of the Company. A copy of the form letter to customers is filed herewith as Exhibit 99.4 and is incorporated herein by reference.
IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC:
THE TENDER OFFER DESCRIBED IN THIS CURRENT REPORT ON FORM 8-K HAS NOT YET BEEN COMMENCED. THIS ANNOUNCEMENT AND THE DESCRIPTION CONTAINED HEREIN IS NEITHER AN OFFER TO PURCHASE NOR A SOLICITATION OF AN OFFER TO SELL SHARES OF COMMON STOCK OF THE COMPANY. AT THE TIME THE TENDER OFFER IS COMMENCED, MICROSOFT AND THE OFFEROR INTEND TO FILE A TENDER OFFER STATEMENT ON SCHEDULE TO CONTAINING AN OFFER TO PURCHASE, FORM OF LETTER OF TRANSMITTAL AND OTHER DOCUMENTS RELATING TO THE TENDER OFFER, AND THE COMPANY INTENDS TO FILE A SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 WITH RESPECT TO THE TENDER OFFER. MICROSOFT, THE OFFEROR AND THE COMPANY INTEND TO MAIL THESE DOCUMENTS TO THE COMPANY’S SHAREHOLDERS. THE TENDER OFFER STATEMENT AND THE OTHER DOCUMENTS RELATING TO THE TENDER OFFER WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER AND OUR SHAREHOLDERS ARE URGED TO READ THEM CAREFULLY WHEN THEY BECOME AVAILABLE. THE TENDER OFFER STATEMENT AND THE OTHER DOCUMENTS RELATING TO THE TENDER OFFER WILL BE MADE AVAILABLE TO OUR SHAREHOLDERS AT NO EXPENSE TO THEM. IN ADDITION, SUCH DOCUMENTS (AND ALL OTHER DOCUMENTS FILED WITH THE SEC) WILL BE AVAILABLE AT NO CHARGE AT WWW.GREENFIELD.COM AND ON THE SEC’S WEBSITE AT WWW.SEC.GOV.
CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS
Certain statements contained in this Current Report on Form 8-K about our expectation of future events or results constitute forward-looking statements. You can identify forward-looking statements by terminology such as, “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continue,” or the negative of these terms or other comparable terminology. These statements are not historical facts, but instead represent only our beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of our control. It is possible that our actual results and financial condition may differ, possibly materially, from our anticipated results and financial condition indicated in these forward-looking statements. In addition, certain factors could affect the outcome of the matters described in this Current Report on Form 8-K. These factors include, but are not limited to, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, (2) the outcome of any legal proceedings that may be instituted against us or others following the announcement of the merger agreement, (3) the inability to complete the merger due to the failure to satisfy other conditions required to complete the merger, (4) risks that the proposed transaction disrupts current plans and operations, and (5) the costs, fees and expenses related to the merger. Additional information regarding risk factors and uncertainties affecting the Company is detailed from time to time in the Company’s filings with the SEC, including, but not limited to, the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, available for viewing on the Company’s website at www.greenfield.com. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements made herein speak only as of the date of this Current Report on 8-K and we undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No	Description
99.1	Press Release, dated September 10, 2008 (filed herewith).

99.2	PowerPoint Presentations to Employees of Greenfield Online, Inc., dated September 10, 2008 (filed herewith).

99.3	Frequently Asked Questions to Employees of Greenfield Online, Inc., dated September 10, 2008 (filed herewith).

99.4	Form of Letter to Customers Sent by Greenfield Online, Inc. on September 10, 2008 (filed herewith).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 10, 2008

GREENFIELD ONLINE, INC.
By:	/s/ Robert E. Bies
	Name:	Robert E. Bies
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No	Description
99.1	Press Release, dated September 10, 2008 (filed herewith).

99.2	PowerPoint Presentations to Employees of Greenfield Online, Inc., dated September 10, 2008 (filed herewith).

99.3	Frequently Asked Questions to Employees of Greenfield Online, Inc., dated September 10, 2008 (filed herewith).

99.4	Form of Letter to Customers Sent by Greenfield Online, Inc. on September 10, 2008 (filed herewith).